UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2008

eBay Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2145 Hamilton Avenue, San Jose, California		95125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 376-7400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2008, eBay Inc. (the "Company") announced that Mark Andreessen had been appointed as a new member of the Company's Board of Directors. A copy of the Company's press release announcing Mr. Andreessen's appointment is attached as an exhibit to this filing.

Mr. Andreessen's term on the Board of Directors began on September 30, 2008. Mr. Andreessen fills a vacancy created by an increase in the size of the Board of Directors from twelve to thirteen. The Company's Certificate of Incorporation and Bylaws provide for its Board of Directors to be divided into three classes, with each class having a three-year term. Mr. Andreessen will be a member of the second class of directors, with a term of office expiring at the Company's annual meeting of stockholders in 2009.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2008, the Board of Directors of the Company authorized the amendment and restatement of the Company’s Amended and Restated Bylaws, as amended and restated to date (the "Bylaws"), to, among other things, (i) amend existing provisions providing for advance notice of stockholder proposals and nominations (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and proposals brought (or nominations made) by or at the direction of the Board of Directors) in order to provide the Company and its stockholders with expanded and updated information that may be material to stockholders’ evaluation of such proposals and nominees, including, among other things, expanded disclosure regarding director nominees and proponents’ economic, voting and other interests and relationships, including derivative securities, voting arrangements, short positions or other interests, related to the Company and our shares; (ii) revise existing indemnification and advancement provisions to provide that such provisions constitute a contract between the Company and the indemnified person; and (iii) add to the list of factors that may be considered, among others, by the Corporate Governance and Nominating Committee (or other committee of the Board) in determining whether to accept or reject a resignation tendered by a director who has not received the required vote for reelection.

A copy of the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text thereof.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.

October 3, 2008	By:	/s/ Michael R. Jacobson

Name: Michael R. Jacobson
Title: Senior Vice President, Legal Affairs, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of eBay Inc.
99.1	Press Release dated September 30, 2008, announcing that Mark Andreessen had been appointed as a member of the Board of Directors of eBay Inc.